UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, Diebold Nixdorf, Incorporated (the “Company”) is party to the Transaction Support Agreement, dated as of October 20, 2022 (the “Transaction Support Agreement”), among the Company, certain of its subsidiaries and certain creditors holding Existing Debt (as defined in the Transaction Support Agreement), pursuant to which the parties agreed to enter into agreements to undertake certain transactions to amend and exchange certain Existing Debt of the Company and enter into certain new credit facilities and issue certain new notes and warrants of the Company.

On November 28, 2022, the Company entered into the First Amendment to Transaction Support Agreement (the “Amendment”) among the Company, other guarantors under the Existing Documents (as defined in the Transaction Support Agreement) as set forth on the signature pages to the Transaction Support Agreement and the Consenting Parties (as defined in the Transaction Support Agreement) representing Majority Consenting Parties (as defined in the Transaction Support Agreement) that are signatory thereto. The Amendment, among other items, (i) reduces the minimum participation threshold for the 2024 Consent Solicitation and Exchange Offer (as defined in the Transaction Support Agreement) to 83.4% from 95% and (ii) provides that all eligible holders who participate in the contemplated term loan exchange, senior secured notes consent solicitation and 2024 Consent Solicitation and Exchange Offer in accordance with their terms will receive the transaction premiums applicable thereto that were previously reserved for eligible holders who had signed the Transaction Support Agreement or joinders thereto. In addition, the Amendment includes covenants pursuant to which the Company has agreed to use its reasonable best efforts, consistent with applicable securities laws, to file a Form S-4 by February 14, 2023 for the Registered Exchange Offer (as defined in the Transaction Support Agreement), use reasonable best efforts, consistent with applicable securities laws, to launch the Registered Exchange Offer as soon as practicable but no later than March 15, 2023 and consummate the Registered Exchange Offer as soon as practicable but no later than May 30, 2023, subject to extension in certain circumstances, but no later than June 30, 2023. There is no assurance that the Registered Exchange Offer will be commenced or will be completed within the time period specified, or at all. No offer will be made with respect to the Registered Exchange Offer unless and until a registration statement has been filed with the Securities and Exchange Commission and the Company announces that such offer has been launched.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities in any transaction, nor a solicitation of consents from any holders of securities in any transaction, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The 2024 Consent Solicitation and Exchange Offer and the 2025 Consent Solicitation (as defined in the Transaction Support Agreement) will only be made to eligible holders completing eligibility certifications pursuant to separate confidential offering documents.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto may contain statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company’s expected future performance (including expected results of operations and financial guidance), future financial condition, potential impact of the ongoing coronavirus (COVID-19) pandemic, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “believes,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The factors that may affect the Company’s results include, among others: the participation by the Company’s lenders/noteholders in the transactions contemplated by the Transaction Support Agreement, the ability to negotiate and execute definitive documentation with respect to the transactions contemplated by the Transaction Support Agreement, the receipt of consents required to consummate the transactions contemplated by the Transaction Support Agreement, satisfaction of any conditions in any such documentation, the availability of alternative transactions, the impact of publicity surrounding negotiations related to the Transaction Support Agreement and related matters, the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; the ultimate impact of the ongoing COVID-19 pandemic and other public health emergencies, including further adverse effects to the Company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations; the Company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150m+ cost savings plan; the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and EV charging service business; the impact of a cybersecurity breach or operational failure on the Company’s business; the Company’s ability to generate sufficient cash to service its debt or to comply with the covenants contained in the agreements governing its debt and to successfully refinance its debt; the Company’s ability to attract, retain and motivate key employees; the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; changes in the Company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; the Company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances; the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in May 2022) and the merger/squeeze-out; the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit; the impact of competitive pressures, including pricing pressures and technological developments; changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the conflict between Russia and Ukraine), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company’s operations; the Company’s ability to maintain effective internal controls; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with government regulations; and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, and September 30, 2022 and in other documents the company files with the SEC.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Transaction Support Agreement, dated as of November 28, 2022, among Diebold Nixdorf, Incorporated, other guarantors under the Existing Documents (as defined in the Transaction Support Agreement) as set forth on the signature pages to the Transaction Support Agreement and the Consenting Parties (as defined in the Transaction Support Agreement) signatory thereto thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: November 28, 2022	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Executive Vice President, Chief Legal Officer and Secretary